EXHIBIT 1(a)

                             CERTIFICATE OF TRUST OF
                        MASTER INTERNET STRATEGIES TRUST

      THIS Certificate of Trust of Master Internet Strategies Trust (the "Trust") is being duly executed and filed by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. C. ss.3801, et seq.) (the "Act").

      1. Name. The name of the business trust formed hereby is Master Internet Strategies Trust.

      2. Registered Agent. The business address of the registered office of the Trust in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805. The name of the Trust's registered agent at such address is The Corporation Service Company.

      3. Effective Date. This Certificate of Trust shall be effective upon the date and time of filing.

      4. Investment Company. The Trust will be a registered investment company under the Investment Company Act of 1940, as amended.

      IN WITNESS WHEREOF, the undersigned, has executed this Certificate of Trust in accordance with Section 3811 (a) (1) of the Act.

                                           By: /s/ Terry K. Glenn
                                              ---------------------------------
                                           Name:  Terry K. Glenn
                                           Title: Trustee


                                           By: /s/ Charles C. Reilly
                                              ---------------------------------
                                           Name:  Charles C. Reilly
                                           Title: Trustee


                                           By: /s/ Roscoe S. Suddarth
                                              ---------------------------------
                                           Name:  Roscoe S. Suddarth
                                           Title: Trustee


                                           By: /s/ Richard R. West
                                              ---------------------------------
                                           Name:  Richard R. West
                                           Title: Trustee


                                           By: /s/ Arthur Zeikel
                                              ---------------------------------
                                           Name:  Arthur Zeikel
                                           Title: Trustee


                                           By: /s/ Edward D. Zinbarg
                                              ---------------------------------
                                           Name:  Edward D. Zinbarg
                                           Title: Trustee

Dated:  March 1, 2000


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